                                                                   EXHIBIT 10.10

Affordable Residential Communites, LP
Mr. Scott Jackson
Chairman of the Board and Chief Executive Officer
600 Grant Street - Suite 900
Denver CO 80203

Dear Mr. Jackson:

     Citigroup Global Markets Realty Corp. ("CGMRC") and Merrill Lynch Mortgage
Lending Inc. ("MLML" and, together with CGMRC, "Lenders"), are pleased to issue to Affordable Residential Communities, LP ("ARC") this commitment (the
"Commitment") to make available a series of fixed rate mortgage loans
(together, the "Fixed Rate Loan") and floating rate mortgage loans (together, the "Floating Rate Loan") based upon the Fixed Rate Loan and the Floating Rate
Loan Summary of Terms, copies of which are attached hereto (together, the "Term
Sheet"; capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Term Sheet). This Commitment is subject to the closing conditions described in each Term Sheet attached.

     We look forward to working closely with you and are continuing to move forward with due diligence. This Commitment supercedes out commitment letter dated as of October 24, 2003. The $1,500,000 Loan Expense Deposit made pursuant to that commitment letter shall constitute the Loan Expense Deposit referred to in each Term Sheet attached. We are re-issuing this Commitment at the request of ARC.

Very truly yours,

CITIGROUP GLOBAL MARKET REALTY CORP.

By: /s/ David Vadon
    --------------------------------
Name: David Vadon
Title: Authorized Agent

MERRILL LYNCH MORTGAGE LENDING, INC.

By: /s/ Fred Harmeyer
    --------------------------------
Name: Fred Harmeyer
Title: Senior Vice President

ACCEPTED:

AFFORDABLE RESIDENTIAL COMMUNITIES, LP

By: /s/ John Sprengle
    --------------------------------
Name: John Sprengle
Title: Vice Chairman and Chief Financial Officer

                    ARC FLOATING RATE LOANS SUMMARY OF TERMS

LOANS:                             Affordable Residential Communities, LP
                                   ("ARC") will enter into two separate first
                                   mortgage loans (each, a "LOAN" and together,
                                   the "LOANS"), one made by Merrill Lynch
                                   Mortgage Lending Inc. or an affiliate
                                   ("MERRILL LYNCH"), its successors,
                                   transferees and assigns and the other made by
                                   Citigroup Global Markets Realty Corp. or an
                                   affiliate ("CITIGROUP"), its successors,
                                   transferees and assigns (together with
                                   Merrill Lynch, the "MORTGAGE LENDERS," or the
                                   "LENDERS"), with each Lender funding its
                                   respective Loan.

LOAN AMOUNT:                       $194.9 million in the aggregate (each Loan
                                   being equal to approximately $97.45 million).
                                   The Loans will not be cross-defaulted or
                                   cross-collateralized and all provisions of
                                   this Summary of Terms will apply to each Loan
                                   individually without any application to the
                                   other Loan. Each Lender reserves the right to
                                   decrease the respective Loan Amount prior to
                                   closing to the extent necessary to meet: (i)
                                   the Maximum Loan-to-Value Ratio, (ii) the
                                   Minimum Debt Service Coverage Ratio, and
                                   (iii) satisfaction of the closing conditions
                                   described below.

                                   In addition, each Lender shall have the right
                                   at its option at any time within one year
                                   after the closing to re-underwrite each or
                                   any of the Loans made by it based, in the
                                   case of each Loan re-underwritten, on
                                   Lender's determination of then-current
                                   Underwritten Net Cash Flow (as hereinafter
                                   defined) for the Property securing such Loan
                                   (without giving effect or credit to any
                                   cross-collateralization with any other Loan
                                   or any Property securing any other Loan), and
                                   if such Underwritten Net Cash Flow is not
                                   sufficient to satisfy the debt service
                                   coverage ratio for such Loan as determined by
                                   Lender at the time of closing (the "Closing
                                   DSCR"), such Lender may require that ARC
                                   either (a) provide additional or substitute
                                   unencumbered mobile home park real estate
                                   collateral acceptable to Lender for such
                                   Loan, so as to increase Underwritten Net Cash
                                   Flow in an amount sufficient to cause the
                                   Loan and related Property to satisfy the
                                   Closing DSCR, or (b) prepay the Loan in an
                                   amount which results in a debt service
                                   reduction sufficient to cause the Closing
                                   DSCR to be satisfied. On Lender's request
                                   post-closing ARC will provide on a monthly
                                   basis trailing twelve month operating
                                   statements and other reporting to assist
                                   Lender in any re-underwriting. Each Lender's
                                   right to re-underwrite any Loan shall
                                   terminate upon the earlier to occur of (i)
                                   the date on which such Loan is securitized or
                                   otherwise sold in any secondary market, or
                                   (ii) the date which is one year following the
                                   closing.

PROPERTY:                          A pool of mobile home parks as represented in
                                   a schedule to be attached (the "PROPERTIES"),
                                   which based on Lenders' analysis are
                                   sufficient to support each Loan. The Lenders
                                   will separate the Properties into two
                                   equivalently sized by value sub-pools, which
                                   secure the respective Loan to which they
                                   relate.

BORROWER:                          For each Loan, one or more newly created,
                                   special purpose bankruptcy remote entities
                                   that are subsidiaries of a publicly held real
                                   estate investment trust and that own no
                                   assets other than the respective Property. At
                                   the

                                   closing of each respective Loan, the
                                   applicable Borrower(s) will have (i) no debt
                                   other than the respective Loan and (ii) no
                                   liabilities other than ordinary trade
                                   payables incurred in the normal operations of
                                   the applicable Property.

                                   A substantive non-consolidation legal opinion
                                   and independent director/manager will be
                                   required with respect to each Loan.

SECURITY:                          For each Loan, all customary items of
                                   security for a first mortgage loan of this
                                   size and type, including, but not limited to
                                   (i) a perfected first-priority mortgage lien
                                   on the Properties, (ii) an assignment of
                                   leases and rents and an assignment of
                                   contracts, licenses and permits, and (iii) a
                                   perfected first priority security interest in
                                   any reserve accounts and any interest rate
                                   cap.

INTEREST RATE:                     One month LIBOR plus 3.00% (i.e. no LIBOR
                                   floor) (actual/360 reset monthly).

AMORTIZATION:                      None. TERM: Two years. Three options for
                                   twelve months each, subject to the following
                                   conditions:

                                   (i) for the second extension, the payment of
                                   an extension fee equal to 0.25% of the
                                   outstanding principal amount of the
                                   respective Loan and for the third extension,
                                   the payment of an extension fee equal to
                                   0.375% of the outstanding principal amount of
                                   the respective Loan (i.e. for each Loan, no
                                   extension fee will be due and payable in
                                   connection with the first Extension Option);

                                   (ii) no event of default under the respective
                                   Loan;

                                   (iii) renewal or extension of or delivery of
                                   a new interest rate cap; and

                                   (iv) satisfaction of the Minimum Debt Service
                                   Coverage Ratio.

EXTENSION OPTIONS:                 At closing, an allocated Loan amount (the
                                   "Allocated Loan Amount") will be assigned by
                                   Lender to each Property.

RELEASES:                          In connection with either any sale of a
                                   Property to a bona fide independent third
                                   party or a refinancing of a Property, the
                                   minimum Release Price will equal the sum of
                                   (i) 125% of the initial ALA and (ii) that
                                   amount required to pay down the Loan such
                                   that the post-release Debt Service Coverage
                                   Ratio is no less than the greater of (a)
                                   1.20x and (b) the Debt Service Coverage Ratio
                                   immediately prior to the release.

PREPAYMENT PROTECTION:             For each Loan:
                                   Months 1-12:    LIBOR-based yield maintenance
                                                   (i.e. the product of (i)
                                                   0.25% (1/12th of the spread
                                                   margin), (ii) the number of
                                                   payment dates remaining to
                                                   maturity and (iii) the amount
                                                   of the Loan being prepaid).

                                   Months 13-24:   open with 1.00% prepayment
                                                   fee

                                   Month 25 and thereafter: open with no
                                   prepayment penalty.

MAXIMUM LOAN-TO-VALUE RATIO:       For purposes of each Loan closing: 80% (based
                                   upon Appraised Value).

                                       2

                                   Appraised Value will equal the sum of the
                                   values for each Property comprising the
                                   sub-pool securing the respective Loan as
                                   determined by new Property appraisals
                                   acceptable to the respective Lender.

DEBT SERVICE COVERAGE RATIO:       Defined as the quotient of (i) the
                                   Underwritten Net Cash Flow and (ii) the Loan
                                   Debt Service.

MINIMUM DEBT SERVICE COVERAGE      For purposes of each Loan closing:  1.16x.
RATIO:

MINIMUM DEBT SERVICE COVERAGE      For purposes of each Extension Option: 1.25x
RATIO ASSUMPTIONS:

   LOAN DEBT SERVICE:              Defined as the product of the Market Constant
                                   and the outstanding Loan balance.

   MARKET CONSTANT:                For purposes of each Loan, the Market
                                   Constant shall equal the greatest of (x)
                                   7.50%, (y) the current annual interest rate
                                   on the Loan adjusted to reflect 30 year
                                   amortization and (z) 10 year U.S. Treasury
                                   plus 2.00% adjusted to reflect 30 year
                                   amortization.

   UNDERWRITTEN NET CASH FLOW:     For each Property, defined as the most
                                   recently available; (i) trailing three month
                                   base rent, annualized, plus (ii) trailing
                                   twelve month utility income and other income,
                                   less (iii) trailing twelve month expenses,
                                   each as determined by the Lenders, after the
                                   Lenders make adjustments for

                                   (i) management fees equal to 5.00% of total
                                   revenues,

                                   (ii) a minimum 5.00% vacancy adjustment

                                   (iii) an annual minimum capital expenditure
                                   reserve equal to $50/pad,

                                   (iv) exclusion of rental income and expenses
                                   from manufactured homes owned by Borrower /
                                   Operator,

                                   (v) exclusion of any other revenue items
                                   deemed nonrecurring by the Lenders, and

                                   (vi) inclusion of increases in future
                                   operating costs as determined by the Lender,
                                   in its sole discretion, so that, assuming
                                   current occupancy, the annualized
                                   underwritten operating expenses fully reflect
                                   the operating costs expected to be incurred
                                   over the next twelve month period.

                                   For each respective Loan, defined as the
                                   aggregate of the Underwritten Net Cash Flows
                                   of the Properties comprising the collateral
                                   pool for said respective Loan.

LOCKBOX/CASH MANAGEMENT:           For each Loan, a Lockbox Account pledged to
                                   and under the control of the Lenders shall be
                                   maintained at bank(s) acceptable to the
                                   Lenders. The Borrower under each Loan or the
                                   manager on its behalf will be required to
                                   deposit in the respective Lockbox Account by
                                   not later than the business day following
                                   collection and receipt all rents, receivables
                                   and other revenue

                                       3

                                   generated in connection with the Properties.
                                   Notwithstanding the preceding sentence, if an
                                   event of default under a Loan has occurred
                                   and is continuing, the respective Lender may
                                   require a hard lockbox (i.e. all rents,
                                   receivables and other revenue referred to
                                   above would be deposited directly into the
                                   respective Lockbox Account).

                                   The funds collected in the Lockbox Account
                                   will be distributed as follows on each
                                   monthly payment date:

                                   (i)   scheduled principal and interest
                                         payments under the respective Loan,

                                   (ii)  funding of reserves under the
                                         respective Loan, and

                                   (iii) the remainder to the Borrower unless an
                                         event of default has occurred and is
                                         continuing, in which case, the
                                         respective Lender in its sole
                                         discretion will allocate the remainder
                                         to the Operating Expense Account, the
                                         Working Capital Account and the Debt
                                         Service Reserve Account.

RESERVES

   TAXES AND INSURANCE             For each Loan, the Borrower will be required
   RESERVE:                        to reserve, on a monthly basis, an amount
                                   equal to one-twelfth of (i) all annual tax
                                   bills and (ii) the annual insurance
                                   premium(s) for the respective Properties. The
                                   reserve must be funded up-front in an amount
                                   necessary to meet the first tax and insurance
                                   bill with credit for any existing monthly
                                   escrow payments to be made prior to the
                                   applicable due date(s) of the tax and/or
                                   insurance payments and shall be held in a
                                   non-interest-bearing account.

   DEFERRED MAINTENANCE            For each Loan, the Borrower will be required
   RESERVE:                        to reserve at closing 125% of the cost to
                                   correct deferred maintenance items as
                                   identified in the property condition report.

   REPLACEMENT RESERVE:            For each Loan, the Borrower will be required
                                   to reserve, on a monthly basis, an amount
                                   equal to the greater of (i) 1/12th of $50 per
                                   pad and (ii) the amount of replacement
                                   reserves necessary to maintain the property
                                   as identified in the property condition
                                   report.

   OPERATING EXPENSE               An Operating Expense Account shall be
   ACCOUNT:                        established to collect funds to pay operating
                                   expenses to the extent deemed necessary by
                                   the respective Lender, if an event of default
                                   has occurred and is continuing.

   WORKING CAPITAL                 For each Loan, the Borrower and Lender will
   ACCOUNT:                        mutually agree on a Working Capital Account
                                   budget, which will set forth both an initial
                                   and on-going amount. The Working Capital
                                   Account may be funded if an event of default
                                   has occurred and is continuing.

   DEBT SERVICE RESERVE            A Debt Service Reserve Account will be
   ACCOUNT:                        established to collect excess cash if an
                                   event of default has occurred and is
                                   continuing.

LOAN EXPENSE DEPOSIT:              ARC shall be responsible to pay or reimburse
                                   Lenders for all out-of-pocket expenses and
                                   fees (including, without limitation, attorney
                                   fees, third-party vendor fees, due diligence
                                   expenses, etc.)(the "LOAN EXPENSES") incurred

                                       4

                                   by Lenders in connection with the Loans.
                                   Receipt is acknowledged of ARC's payment to
                                   Lender of $550,000 in the aggregate (the
                                   "LOAN EXPENSE DEPOSIT") which Lenders shall
                                   use to pay the Loan Expenses. ARC shall
                                   receive a refund of the amount, if any, by
                                   which the Loan Expense Deposit exceeds the
                                   Loan Expenses and ARC shall be responsible
                                   for payment of the amount, if any, by which
                                   the Loan Expenses exceed the Loan Expense
                                   Deposit, whether or not the Loans close.

                                   If the Lenders, in their sole discretion,
                                   believe the Loan expenses, at any time, will
                                   exceed the Loan Expense Deposit, the Borrower
                                   shall be responsible to deposit additional
                                   funds into the Loan Expense Deposit account
                                   in an amount to be determined by the Lenders.

ORIGINATION FEE:                   For each Loan, 1.00% of the funded Loan
                                   Amount payable upon funding the Loan.

EXIT FEE:                          For each Loan, 0.50% of the respective Loan
                                   Amount payable upon any repayment of the
                                   principal amount of such Loan. For each Loan
                                   the Exit Fee will be subject to reduction by
                                   an amount equal to 0.50% of the principal
                                   amount of any first mortgage loans provided
                                   by the respective Lender to refinance the
                                   Loan.

INTEREST RATE PROTECTION:          During the entire term of each Loan
                                   (including any extension period), the
                                   respective Borrower will be required to enter
                                   into an interest rate cap agreement for each
                                   Loan acceptable to the respective Lender.
                                   Such interest rate cap agreement will (i)
                                   have a notional amount equal to the
                                   outstanding principal amount of such Loan,
                                   (ii) have a LIBOR strike rate equal to 5.00%,
                                   (iii) be with a counterparty rated not lower
                                   than "AA-" (or the equivalent) and (iv)
                                   otherwise be on terms approved by the
                                   Lenders.

                                   For each Loan, the Borrower will be required
                                   to provide to the respective Lender's
                                   affiliate the right to match the terms of any
                                   interest rate cap agreement such Borrower
                                   proposes to purchase.

REFINANCING/RIGHT TO MATCH:        Each Lender shall have a right to match with
                                   respect to any refinancing of the Loan for
                                   which they are lender of record, in whole or
                                   in part. Borrower shall provide Lender with a
                                   copy of the refinancing term sheet and the
                                   Lender, within five business days, will be
                                   required to notify the Borrower of its intent
                                   to match the terms. If, however, the Lender
                                   chooses not to match the terms, and the terms
                                   at closing are economically less favorable to
                                   the Borrower than the term sheet presented to
                                   the Lender, then the Lender shall have the
                                   right to match the modified Loan terms.

ASSIGNMENT; PARTICIPATION AND      Each Lender may at any time sell, transfer or
COOPERATION:                       assign its Loan or grant participations in
                                   its Loan. Borrower agrees to cooperate with
                                   any sale, transfer, assignment,
                                   hypothecation, etc. of the Loan by a Lender.

ASSUMABILITY; SECONDARY            Not permitted.
FINANCING:

RECOURSE:                          For each Loan, the respective Lender's
                                   recourse in the event of a default will be
                                   limited to the items referenced under
                                   "Security" and to the respective Borrower's
                                   interest therein; provided, however, for each
                                   Loan, the respective Borrower and Guarantor
                                   shall be personally liable for all standard
                                   carveouts, including without limitation,
                                   damages arising from the following

                                       5

                                   acts being committed by Borrower, ARC,
                                   Guarantor, or any of their respective
                                   officers, agents, directors, employees, or
                                   affiliates:

                                   (i) any fraud or willful misrepresentation,

                                   (ii) misapplication or misappropriation of
                                   insurance proceeds, condemnation proceeds,
                                   tenant security deposits, rents, any other
                                   cash flow from the respective Properties and
                                   any other funds due the respective Lender
                                   under the Loan documents,

                                   (iii) damage to the respective Properties
                                   resulting from gross negligence or
                                   intentional acts, or

                                   (iv) if sufficient cash flow exists, failure
                                   to pay taxes or other liens related to the
                                   respective Properties.

                                   In addition, the respective Loan will become
                                   fully recourse to the respective Borrower and
                                   Guarantor if:

                                   (a) the respective Borrower or any related
                                   entity interferes with the respective
                                   Lender's enforcement of any of the respective
                                   Loan documents following maturity of the Loan
                                   or acceleration of the Borrower's payment
                                   obligations on account of a failure to make a
                                   timely payment of principal or interest (a
                                   "MONETARY DEFAULT"),

                                   (b) any Property becomes an asset in a
                                   voluntary bankruptcy or insolvency
                                   proceeding, or the respective Borrower or
                                   Guarantor violates any of the prohibitions
                                   against voluntary or involuntary bankruptcy
                                   filings contained in the Loan documents,

                                   (c) all or any part of the respective
                                   Properties (including the removal of any
                                   equipment) or ownership interest in all or
                                   any part of the respective Properties or the
                                   respective Borrower is transferred in
                                   violation of the respective Loan documents,

                                   (d) Borrower violates the single-purpose
                                   bankruptcy remote status of the Borrower,

                                   (e) there is any environmental contamination
                                   of any of the Properties or any
                                   non-compliance with environmental laws or any
                                   provisions of the transaction documents
                                   relating to environmental matters, or

                                   (f) Borrower or ARC make an assignment for
                                   the benefit of creditors, or admit, in
                                   writing or in any legal proceeding, their
                                   insolvency or inability to pay their debts as
                                   they become due.

GUARANTOR FOR RECOURSE             Affordable Residential Communities Inc. (i.e.
CARVEOUTS:                         a publicly traded real estate investment
                                   trust) and its operating partnership on a
                                   joint and several basis ("GUARANTOR").

BROKER'S FEES:                     No person will be entitled to a brokerage fee
                                   in connection with this Summary of Terms, the
                                   commitment issued by Lenders or the Loans.
                                   ARC

                                       6

                                   will pay any and all brokerage commissions
                                   owed to any broker in the transaction. It is
                                   understood and agreed that any broker is the
                                   agent for ARC and that no statement, acts or
                                   representations on the part of it or its
                                   agents shall be considered binding upon
                                   Lenders.

CLOSING CONDITIONS:                Lenders' consideration of the issuance of any
                                   commitment and, upon issuance of any
                                   commitment, the obligation of Lenders to fund
                                   the Loans thereunder is subject, among other
                                   things, to the satisfactory completion of
                                   Lenders' customary due diligence review with
                                   respect to mortgage-related financings
                                   (including, but not limited to, satisfactory
                                   site inspections, verification of in-place
                                   property net operating income, title review,
                                   review of environmental and engineering
                                   reports and general corporate due diligence)
                                   and each Lender's approval of the following
                                   conditions:

                                   (i) satisfaction of Maximum Loan-to-Value
                                   Ratio, and Minimum Debt Service Coverage
                                   Ratio (it being understood that in the event
                                   the Properties do not satisfy the Maximum
                                   Loan-to-Value Ratio or the Minimum Debt
                                   Service Coverage Ratio, the Loan Amount may
                                   be adjusted to the amounts which satisfy such
                                   ratios),

                                   (ii) loan and security documentation,
                                   organizational documents and legal opinions
                                   acceptable to Lenders,

                                   (iii) delivery of FIRREA appraisals
                                   acceptable to Lenders prepared by an MAI
                                   appraiser acceptable to Lenders,

                                   (iv) financial statements with respect to the
                                   Property acceptable to Lenders,

                                   (v) delivery of a Phase I (and, if necessary,
                                   Phase II) environmental report, engineering
                                   report and asbestos survey, in each case,
                                   acceptable to Lenders,

                                   (vi) delivery of surveys and Lenders' title
                                   insurance policies and evidence of Property
                                   insurance acceptable to Lenders,

                                   (vii) background check of the Borrower's
                                   principals (including credit reports),

                                   (viii) evidence of zoning compliance,

                                   (ix) review and reasonable approval of
                                   Management Agreement and delivery of
                                   manager's subordination agreement,

                                   (x) payment of all fees and expense
                                   reimbursement required to be paid at closing,

                                   (xi) review and reasonable approval of
                                   capital improvement plan and operating
                                   budget,

                                   (xii) there not having occurred (1) any
                                   material adverse change in the Property's
                                   physical condition or in the financial
                                   condition of the Property, (2) any material
                                   adverse change in the business, condition
                                   (financial or otherwise), operations,
                                   performance, properties, prospects or legal
                                   or regulatory environment of ARC or ARC and
                                   its subsidiaries, taken as a whole or (3) any
                                   circumstance, change or condition (including
                                   the continuation of any existing condition)
                                   in loan syndication, financial, banking,
                                   commercial mortgage backed securities or
                                   capital markets that in

                                       7

                                   Lenders' sole judgment makes it inadvisable
                                   or impracticable to proceed with any portion
                                   of the financing, and

                                   (xiii)  credit committee approval.

PERMITTED DISCLOSURE:              ARC and the Borrower (and each employee,
                                   representative, or other agent of the
                                   Applicant and the Borrower) may disclose to
                                   any and all persons, without limitation of
                                   any kind, the U.S. tax treatment and U.S. tax
                                   structure of the transaction and all
                                   materials of any kind (including opinions or
                                   other tax analyses) that are provided to the
                                   Lenders relating to such U.S. tax treatment
                                   and U.S. tax structure.

                                       8

                      ARC FIXED RATE LOANS SUMMARY OF TERMS

LOANS:                             Affordable Residential Communities, LP
                                   ("ARC") will enter into ten or more separate
                                   first mortgage loans (each, a "Loan" and
                                   together, the "LOANS"), one group made by
                                   Merrill Lynch Mortgage Lending Inc. or an
                                   affiliate ("MERRILL Lynch"), its successors,
                                   transferees and assigns and the other group
                                   made by Citigroup Global Markets Realty Corp.
                                   or an affiliate ("CITIGROUP"), its
                                   successors, transferees and assigns (together
                                   with Merrill Lynch, the "MORTGAGE LENDERS,"
                                   or the "LENDERS"), with each Lender funding
                                   its respective Loans.

LOAN AMOUNT:                       $318.8 million in the aggregate. The Loans
                                   held by each Lender shall be cross-defaulted
                                   and cross-collateralized with the other Loans
                                   held by that Lender (but not with those held
                                   by the other Lender). At any time, each
                                   Lender shall have the unilateral right to
                                   release the cross-default or the
                                   cross-collaterization between one or more of
                                   its respective Loans. All provisions of this
                                   Summary of Terms will apply to each Loan
                                   individually without any application to any
                                   other Loan. Each Lender reserves the right to
                                   decrease the respective Loan Amount prior to
                                   closing to the extent necessary to meet: (i)
                                   the Maximum Loan-to-Value Ratio, (ii) the
                                   Minimum Debt Service Coverage Ratio, (iii)
                                   the Minimum Debt Yield, and (iv) satisfaction
                                   of the closing conditions described below.

                                   In addition, each Lender shall have the right
                                   at its option at any time within one year
                                   after the closing to re-underwrite each or
                                   any of the Loans made by it based, in the
                                   case of each Loan re-underwritten, on
                                   Lender's determination of then-current
                                   Underwritten Net Cash Flow (as hereinafter
                                   defined) for the Property securing such Loan
                                   (without giving effect or credit to any
                                   cross-collateralization with any other Loan
                                   or any Property securing any other Loan), and
                                   if such Underwritten Net Cash Flow is not
                                   sufficient to satisfy the debt service
                                   coverage ratio for such Loan as determined by
                                   Lender at the time of closing (the "Closing
                                   DSCR"), such Lender may require that ARC
                                   either (a) provide additional or substitute
                                   unencumbered mobile home park real estate
                                   collateral acceptable to Lender for such
                                   Loan, so as to increase Underwritten Net Cash
                                   Flow in an amount sufficient to cause the
                                   Loan and related Property to satisfy the
                                   Closing DSCR, or (b) prepay the Loan in an
                                   amount which results in a debt service
                                   reduction sufficient to cause the Closing
                                   DSCR to be satisfied, which prepayment shall
                                   be accompanied by payment to Lender of
                                   prepayment consideration equal to Lender's
                                   hedge breakage charges with respect to the
                                   principal amount prepaid, as calculated by
                                   Lender. On Lender's request post-closing ARC
                                   will provide on a monthly basis trailing
                                   twelve month operating statements and other
                                   reporting to assist Lender in any
                                   re-underwriting. Each Lender's right to
                                   re-underwrite any Loan shall terminate upon
                                   the earlier to occur of (i) the date on which
                                   such Loan is securitized or otherwise sold in
                                   any secondary market, or (ii) the date which
                                   is one year following the closing.

PROPERTY:                          A pool of mobile home parks as represented in
                                   a schedule of properties to be attached (the
                                   "PROPERTIES"), which based on the Lenders'
                                   analysis are sufficient to support the Loans.
                                   The Lenders will separate the Properties into
                                   approximately ten (perhaps more) equivalently
                                   sized by value sub-

                                       1

                                   pools, which secure the respective Loan to
                                   which they relate and which will be
                                   cross-defaulted and cross-collateralized with
                                   the other Loans held by each Lender, subject
                                   to each Lender's option, exercisable prior to
                                   or after closing of the Loans held by it, to
                                   terminate such cross-default and
                                   cross-collateralization with respect to one
                                   or more Loans.

BORROWER:                          For each Loan, one or more newly created,
                                   special purpose bankruptcy remote entities
                                   that are subsidiaries of a publicly-held REIT
                                   and own no assets other than the respective
                                   Property. At the closing of each respective
                                   Loan, the applicable Borrower(s) will have
                                   (i) no debt other than the respective Loan
                                   and (ii) no liabilities other than ordinary
                                   trade payables incurred in the normal
                                   operations of the applicable Property,
                                   subject to limits on the amount of such trade
                                   payables.

                                   A substantive non-consolidation legal opinion
                                   and independent director/manager will be
                                   required with respect to each Loan.

SECURITY:                          For each Loan, all customary items of
                                   security for a first mortgage loan of this
                                   size and type, including, but not limited to
                                   (i) a perfected first-priority mortgage lien
                                   on the Properties, (ii) an assignment of
                                   leases and rents and an assignment of
                                   contracts, licenses and permits, and (iii) a
                                   perfected first priority security interest in
                                   any reserve accounts.

INTEREST RATE:                     A) TEN-YEAR LOANS: The interest rate will be
                                   the sum of (i) 150 basis points and (ii) the
                                   greater of (y) 3.90% and (z) the bid yield to
                                   maturity on the "on the run" 10-year Treasury
                                   Note as determined by Lender on the Rate Lock
                                   Date (as defined below). If as of the Rate
                                   Lock Date the 10-year offered swap spread
                                   (the "OFFERED SWAP SPREAD") is greater than
                                   45 basis points (the "THRESHOLD SWAP
                                   SPREAD"), the Spread and the interest rate
                                   will be increased by the number of basis
                                   points by which the Offered Swap Spread
                                   exceeds the Threshold Swap Spread. Interest
                                   will be payable monthly in arrears and will
                                   be calculated on an actual/360 basis.

                                   B) FIVE-YEAR LOANS: The interest rate will be
                                   the sum of (i) 205 basis points and (ii) the
                                   greater of (y) 2.80% and (z) the bid yield to
                                   maturity on the "on the run" 5-year Treasury
                                   Note as determined by Lender on the Rate Lock
                                   Date (as defined below). If as of the Rate
                                   Lock Date the 5-year offered swap spread (the
                                   "OFFERED SWAP SPREAD") is greater than 43
                                   basis points (the "THRESHOLD SWAP SPREAD"),
                                   the Spread and the interest rate will be
                                   increased by the number of basis points by
                                   which the Offered Swap Spread exceeds the
                                   Threshold Swap Spread. Interest will be
                                   payable monthly in arrears and will be
                                   calculated on an actual/360 basis.

                                   Interest will be payable monthly in arrears,
                                   except that interest with respect to the
                                   period commencing on the closing date through
                                   and including the last day of the month in
                                   which the closing occurs will be paid from
                                   the proceeds of the Loan advanced at Closing.
                                   Interest will be calculated on an actual/360
                                   basis.

RATE LOCK:                         The interest rate will be fixed by Lender
                                   (the "Rate Lock") within three (3) business
                                   days prior to the funding of the Loan (the
                                   date the rate is so fixed is herein called
                                   the "Rate Lock Date"). An early Rate Lock is
                                   available up to 90 days prior to the funding
                                   of the Loan upon satisfaction of Lender's
                                   additional requirements, including execution
                                   of a forward rate lock

                                        2

                                   agreement acceptable to Lender and Borrower's
                                   payment of a rate lock deposit by wire
                                   transfer of funds equal to 2% of the proposed
                                   Loan amount at the time of the early Rate
                                   Lock, subject to increase in the event of
                                   margin calls. All costs incurred by Lender in
                                   hedging will be covered by the Borrower in
                                   the form of an increased interest rate on the
                                   Loan. Notwithstanding any Rate Lock, Borrower
                                   will be obligated to satisfy Lender's closing
                                   requirements.

AMORTIZATION:                      For each Loan, 30 years level payment,
                                   providing for a fixed monthly payment of
                                   principal and interest due and payable on the
                                   first day of the second calendar month
                                   following the month in which the Closing
                                   occurs, and on the first day of each calendar
                                   month thereafter during the term of the Loan.

TERM:                              Either ten years, for six or more Loans with
                                   an aggregate principal balance of $218.3
                                   million, or five years, for four or more
                                   Loans with an aggregate principal balance of
                                   $100.5 million.

PREPAYMENT/DEFEASANCE:             For each Loan, no prepayment will be allowed
                                   prior to two months before the maturity date
                                   of the Loan, at which time and thereafter,
                                   the entire principal balance may be repaid at
                                   par. However, the Borrower may prepay the
                                   Loan subject to defeasance as set forth in
                                   the Loan Documents beginning on the earlier
                                   of (i) the second (2nd) anniversary from the
                                   date the Note is securitized or (ii) the
                                   fourth (4th) anniversary of the date of the
                                   Note (the "Lockout Expiration Date").

MAXIMUM LOAN-TO-VALUE RATIO:       For purposes of each Loan closing: 80% (based
                                   upon Appraised Value).

                                   Appraised Value will equal the sum of the
                                   values for each Property comprising the
                                   sub-pool securing the respective Loan as
                                   determined by new Property appraisals
                                   acceptable to the respective Lender.

DEBT SERVICE COVERAGE RATIO        Defined as the quotient of (i) the
("DSCR"):                          Underwritten Net Cash Flow and (ii) the Loan
                                   Debt Service.

MINIMUM DEBT YIELD:                Defined as the quotient of (i) the
                                   Underwritten Net Cash Flow and (ii) the Loan
                                   Amount.

MINIMUM DEBT YIELD:                For purposes of each Loan closing:  9.375%

MINIMUM DEBT SERVICE COVERAGE      For purposes of each Loan closing:  1.20x
RATIO:

MINIMUM DEBT SERVICE COVERAGE
RATIO / DEBT YIELD ASSUMPTIONS:

   LOAN DEBT SERVICE:              Defined as the product of the Market Constant
                                   and the outstanding Loan balance.

   MARKET CONSTANT:                For purposes of each Loan, the Market
                                   Constant shall equal the greater of (x) 7.50%
                                   and (y) twelve times the fixed monthly
                                   payment of principal and interest on each
                                   Loan.

   UNDERWRITTEN NET CASH           For each Property, defined as the most
   FLOW:                           recently available; (i) trailing three month
                                   base rent, annualized, plus (ii) trailing
                                   twelve month utility income and other income,
                                   less (iii) trailing twelve month expenses,
                                   each as

                                       3

                                   determined by the Lenders, after the Lenders
                                   make adjustments for

                                   (i) management fees equal to 5.00% of total
                                   revenues,

                                   (ii) a minimum 5.00% vacancy adjustment

                                   (iii) an annual minimum capital expenditure
                                   reserve equal to $50/pad,

                                   (iv) exclusion of rental income and expenses
                                   from manufactured homes owned by Borrower /
                                   Operator,

                                   (v) exclusion of any other revenue items
                                   deemed nonrecurring by the Lenders, and

                                   (vi) inclusion of increases in future
                                   operating costs as determined by the Lender,
                                   in its sole discretion, so that, assuming
                                   current occupancy, the annualized
                                   underwritten operating expenses fully reflect
                                   the operating costs expected to be incurred
                                   over the next twelve month period.

                                   For each respective Loan, defined as the
                                   aggregate of the Underwritten Net Cash Flows
                                   of the Properties comprising the collateral
                                   pool for said respective Loan.

                                       4

LOCKBOX/CASH MANAGEMENT:           For each Loan, a Lockbox Account pledged to
                                   and under the control of the Lenders shall be
                                   maintained at bank(s) acceptable to the
                                   Lenders. The Borrower under each Loan or the
                                   manager on its behalf will be required to
                                   deposit in the respective Lockbox Account by
                                   not later than the business day following
                                   collection and receipt all rents, receivables
                                   and other revenue generated in connection
                                   with the Properties. Notwithstanding the
                                   preceding sentence, if an event of default
                                   under a Loan has occurred and is continuing,
                                   the respective Lender may require a hard
                                   lockbox (i.e. all rents, receivables and
                                   other revenue referred to above would be
                                   deposited directly into the respective
                                   Lockbox Account).

                                   The funds collected in the Lockbox Account
                                   will be distributed as follows on each
                                   monthly payment date (i.e. the 1st of the
                                   month, as determined by Lender and to be
                                   reflected in the loan documents, or if such
                                   day is not a business day, the next business
                                   day):

                                    (i)   scheduled principal and interest
                                          payments under the respective Loan,

                                    (ii)  funding of reserves under the
                                          respective Loan, and

                                    (iii) the remainder to the Borrower unless
                                          an event of default has occurred and
                                          is continuing, in which case, the
                                          respective Lender in its sole
                                          discretion will allocate the remainder
                                          to the Operating Expense Account, the
                                          Working Capital Account and the Debt
                                          Service Reserve Account.

RESERVES

   TAXES AND INSURANCE             For each Loan, the Borrower will be required
   RESERVE:                        to reserve, on a monthly basis, an amount
                                   equal to one-twelfth of (i) all annual tax
                                   bills and (ii) the annual insurance
                                   premium(s) for the respective Properties. The
                                   reserve must be funded up-front in an amount
                                   necessary to meet the first tax and insurance
                                   bill with credit for any existing monthly
                                   escrow payments to be made prior to the
                                   applicable due date(s) of the tax and/or
                                   insurance payments and shall be held in an
                                   non-interest-bearing account.

   DEFERRED MAINTENANCE            For each Loan, the Borrower will be required
   RESERVE:                        to reserve at closing 125% of the cost to
                                   correct deferred maintenance items as
                                   identified in the property condition report.

   REPLACEMENT RESERVE:            For each Loan, the Borrower will be required
                                   to reserve, on a monthly basis, an amount
                                   equal to the greater of (i) 1/12th of $50 per
                                   pad and (ii) the amount of replacement
                                   reserves necessary to maintain the property
                                   as identified in the property condition
                                   report.

   OPERATING EXPENSE               An Operating Expense Account shall be
   ACCOUNT:                        established to collect funds to pay operating
                                   expenses to the extent deemed necessary by
                                   the respective Lender, if an event of default
                                   has occurred and is continuing.

   WORKING CAPITAL                 For each Loan, the Borrower and Lender will
   ACCOUNT:                        mutually agree on a Working Capital Account
                                   budget, which will set forth both an initial
                                   and on-going amount. The Working Capital
                                   Account may be funded if an event of default
                                   has occurred and is continuing.

                                       5

   DEBT SERVICE RESERVE            A Debt Service Reserve Account will be
   ACCOUNT:                        established to collect excess cash if an
                                   event of default has occurred and is
                                   continuing.

LOAN EXPENSE DEPOSIT:              ARC shall be responsible to pay or reimburse
                                   Lenders for all out-of-pocket expenses and
                                   fees (including, without limitation, attorney
                                   fees, third-party vendor fees, due diligence
                                   expenses, etc.)(the "LOAN EXPENSES") incurred
                                   by Lenders in connection with the Loans.
                                   Receipt is acknowledged of ARC's payment to
                                   Lender of $950,000 in the aggregate (the
                                   "LOAN EXPENSE DEPOSIT") which Lenders shall
                                   use to pay the Loan Expenses. ARC shall
                                   receive a refund of the amount, if any, by
                                   which the Loan Expense Deposit exceeds the
                                   Loan Expenses and ARC shall be responsible
                                   for payment of the amount, if any, by which
                                   the Loan Expenses exceed the Loan Expense
                                   Deposit, whether or not the Loans close.

                                   If the Lenders, in their sole discretion,
                                   believe the Loan expenses, at any time, will
                                   exceed the Loan Expense Deposit, the Borrower
                                   shall be responsible to deposit additional
                                   funds into the Loan Expense Deposit account
                                   in an amount to be determined by the Lenders.

ORIGINATION FEE:                   For each Loan, 0.50% of the funded Loan
                                   Amount payable upon funding the Loan.

ASSIGNMENT; PARTICIPATION AND      Each Lender may at any time sell, transfer or
COOPERATION:                       assign its Loan or grant participations in
                                   its Loan. Borrower agrees to cooperate with
                                   any sale, transfer, assignment,
                                   hypothecation, etc. of the Loan by a Lender,
                                   which may include the restructuring of the
                                   Loan to create multiple loan components
                                   and/or a mezzanine loan structure for
                                   components of the Loan.

ASSUMABILITY:                      One time right of assumability subject to a
                                   1% fee, rating agency confirmation and
                                   satisfaction of other conditions to
                                   be specified in the loan documents.

SECONDARY FINANCING:               Not permitted.

RECOURSE:                          For each Loan, the respective Lender's
                                   recourse in the event of a default will be
                                   limited to the items referenced under
                                   "Security" and to the respective Borrower's
                                   interest therein; provided, however, for each
                                   Loan, the respective Borrower and Guarantor
                                   shall be personally liable for all standard
                                   carveouts, including without limitation,
                                   damages arising from the following acts being
                                   committed by Borrower, ARC, Guarantor, or any
                                   of their respective officers, agents,
                                   directors, employees, or affiliates:

                                   (i) any fraud or willful misrepresentation,

                                   (ii) misapplication or misappropriation of
                                   insurance proceeds, condemnation proceeds,
                                   tenant security deposits, rents, any other
                                   cash flow from the respective Properties and
                                   any other funds due the respective Lender
                                   under the Loan documents,

                                   (iii) damage to the respective Properties
                                   resulting from gross negligence or
                                   intentional acts, or

                                       6

                                   (iv) if sufficient cash flow exists, failure
                                   to pay taxes or other liens related to the
                                   respective Properties.

                                   In addition, the respective Loan will become
                                   fully recourse to the respective Borrower and
                                   Guarantor if:

                                   (a) the respective Borrower or any related
                                   entity interferes with the respective
                                   Lender's enforcement of any of the respective
                                   Loan documents following maturity of the Loan
                                   or acceleration of the Borrower's payment
                                   obligations on account of a failure to make a
                                   timely payment of principal or interest (a
                                   "MONETARY DEFAULT"),

                                   (b) any Property becomes an asset in a
                                   voluntary bankruptcy or insolvency
                                   proceeding, or the respective Borrower or
                                   Guarantor violates any of the prohibitions
                                   against voluntary or involuntary bankruptcy
                                   filings contained in the Loan documents,

                                   (c) all or any part of the respective
                                   Properties (including the removal of any
                                   equipment) or ownership interest in all or
                                   any part of the respective Properties or the
                                   respective Borrower is transferred in
                                   violation of the respective Loan documents,

                                   (d) Borrower violates the single-purpose
                                   bankruptcy remote status of the Borrower,

                                   (e) there is any environmental contamination
                                   of any of the Properties or any
                                   non-compliance with environmental laws or any
                                   provisions of the transaction documents
                                   relating to environmental matters, or

                                   (f) Borrower or ARC make an assignment for
                                   the benefit of creditors, or admit, in
                                   writing or in any legal proceeding, their
                                   insolvency or inability to pay their debts as
                                   they become due.

GUARANTOR FOR RECOURSE             Affordable Residential Communities Inc. (i.e.
CARVEOUTS:                         a publicly traded real estate investment
                                   trust) and its operating partnership on a
                                   joint and several basis ("GUARANTOR").

BROKER'S FEES:                     No person will be entitled to a brokerage fee
                                   in connection with this Summary of Terms, the
                                   commitment issued by Lenders or the Loans.
                                   ARC will pay any and all brokerage
                                   commissions owed to any broker in the
                                   transaction. It is understood and agreed that
                                   any broker is the agent for ARC and that no
                                   statement, acts or representations on the
                                   part of it or its agents shall be considered
                                   binding upon Lenders.

CLOSING CONDITIONS:                Lenders' consideration of the issuance of any
                                   commitment and, upon issuance of any
                                   commitment, the obligation of Lenders to fund
                                   the Loans thereunder is subject, among other
                                   things, to the satisfactory completion of
                                   Lenders' customary due diligence review with
                                   respect to mortgage-related financings
                                   (including, but not limited to, satisfactory
                                   site inspections, verification of in-place
                                   property net operating income, title review,
                                   review of environmental and engineering
                                   reports and general corporate due diligence)

                                       7

                                   and each Lender's approval of the following
                                   conditions:

                                   (i) satisfaction of Maximum Loan-to-Value
                                   Ratio, Minimum Debt Service Coverage Ratio
                                   and Minimum Debt Yield (it being understood
                                   that in the event the Properties do not
                                   satisfy any of the Maximum Loan-to-Value
                                   Ratio, the Minimum Debt Service Coverage
                                   Ratio or the Minimum Debt Yield, the Loan
                                   Amount may be adjusted to the amounts which
                                   satisfy such ratios),

                                   (ii) loan and security documentation,
                                   organizational documents and legal opinions
                                   acceptable to Lenders,

                                   (iii) delivery of FIRREA appraisals
                                   acceptable to Lenders prepared by an MAI
                                   appraiser acceptable to Lenders,

                                   (iv) financial statements with respect to the
                                   Property acceptable to Lenders,

                                   (v) delivery of a Phase I (and, if necessary,
                                   Phase II) environmental report, engineering
                                   report and asbestos survey, in each case,
                                   acceptable to Lenders,

                                   (vi) delivery of surveys and Lenders' title
                                   insurance policies and evidence of Property
                                   insurance acceptable to Lenders,

                                   (vii) background check of the Borrower's
                                   principals (including credit reports),

                                   (viii) evidence of zoning compliance,

                                   (ix) review and reasonable approval of
                                   Management Agreement and delivery of
                                   manager's subordination agreement,

                                   (x) payment of all fees and expense
                                   reimbursement required to be paid at closing,

                                   (xi) review and reasonable approval of
                                   capital improvement plan and operating
                                   budget,

                                   (xii) there not having occurred (1) any
                                   material adverse change in the Property's
                                   physical condition or in the financial
                                   condition of the Property, (2) any material
                                   adverse change in the business, condition
                                   (financial or otherwise), operations,
                                   performance, properties, prospects or legal
                                   or regulatory environment of ARC or ARC and
                                   its subsidiaries, taken as a whole or (3) any
                                   circumstance, change or condition (including
                                   the continuation of any existing condition)
                                   in loan syndication, financial, banking,
                                   commercial mortgage backed securities or
                                   capital markets that in Lenders' sole
                                   judgment makes it inadvisable or
                                   impracticable to proceed with any portion of
                                   the financing, and

                                   (xiii)  credit committee approval.

PERMITTED DISCLOSURE:              ARC and the Borrower (and each employee,
                                   representative, or other agent of the
                                   Applicant and the Borrower) may disclose to
                                   any and all persons, without limitation of
                                   any kind, the U.S. tax treatment and U.S. tax
                                   structure of the transaction and all
                                   materials of any kind (including opinions or
                                   other tax analyses) that are provided to the
                                   Lenders relating to such U.S. tax treatment
                                   and U.S. tax structure.

                                       8